                                                                    EXHIBIT 10.1

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND THE STATE ACTS.

Common Stock                                                   December 31, 2000

                                     WARRANT
                           To Purchase 500,000 Shares
                               of Common Stock of
                      PROJECT SOFTWARE & DEVELOPMENT, INC.

     1. GRANT OF WARRANT. THIS IS TO CERTIFY THAT i2 Technologies, Inc., a Delaware corporation, or its registered assigns (the "HOLDER"), is entitled to exercise this Warrant to purchase from Project Software & Development, Inc., a Massachusetts corporation (the "COMPANY"), 500,000 shares of Common Stock, $.01 par value, of the Company (the "COMMON STOCK"), all on the terms and conditions and pursuant to the provisions hereinafter set forth. This Warrant is being granted pursuant to the terms of that certain Business Partnership and Bilateral Reseller Agreement (the "AGREEMENT") dated as of the date hereof by and among Holder and the Company, and the Company and the Holder intend to be bound hereby and thereby.

     2.   EXERCISE PRICE AND ADJUSTMENTS.

          (a) EXERCISE PRICE. The exercise price per share of Common Stock shall be $10.25 (the "EXERCISE PRICE").

          (b) STOCK SPLITS; DIVIDENDS AND COMBINATIONS. If the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

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     3.   EXERCISE. This Warrant may be exercised in whole or in part at any time or from time to time after the date hereof and on and until the earlier to occur of (a) June 30, 2003, or (b) 180 days after the expiration or termination of the Agreement by either party for any reason (such earlier date being the "EXPIRATION DATE").

     In order to exercise this Warrant, in whole or in part, the Holder hereof shall deliver to the Company at its principal office, or at such other office as shall be designated by the Company in writing:

          (a) written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased pursuant to such exercise;

          (b) either (i) cash payable to the order of the Company, (ii) upon the prior agreement with the Company pursuant to Section 4 below, if required, notice that the Exercise Price is satisfied by reduction of the number of shares to be received by the Holder upon exercise of this Warrant as provided in
SECTION 4 below, with the amount of such reduction specified in such notice,
(iii) some combination of the consideration identified in (i) and (ii); in each case such cash payment or reduction of shares to be such number of shares as have a fair market value equal to the aggregate purchase price for all shares of Common Stock to be purchased pursuant to such exercise; and

          (c) this Warrant, properly endorsed.

The date that all such items are received by the Company is referred to as the "Exercise Date". Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within 10 days thereafter, execute or cause to be executed and deliver to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered shall be registered in the name of the Holder. Such shares may be issued via electronic transfer to the Holder's designated account.

     This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date that said notice, together with said payment, if any, and this Warrant, is received by the Company as aforesaid. The Holder of this Warrant shall not, by virtue of its ownership of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or in equity; PROVIDED, HOWEVER, the Holder shall, for all purposes, be deemed to have become the holder of record of such shares on the date on which this Warrant is surrendered to the Company in the immediately preceding sentence. If the exercise is for less than all of the shares of Common Stock issuable as provided in the Warrant, the Company will issue a new Warrant of like tenor and date for the balance of such shares issuable hereunder to the Holder. The Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all of the provisions of this Warrant.

     4. "CASHLESS" EXERCISE. At the option of the Holder during the Pre-Registration Period (defined below), after receipt by the Company of the items required under Section 3 above, the Holder may exercise this Warrant without a cash payment of the Exercise Price for up to half of the shares of Common Stock in each instance (up to 250,000 shares in total) underlying this Warrant.
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During the Pre-Registration Period, the Holder may exercise this Warrant without a cash payment for more than half of the shares of Common Stock (250,000 shares) underlying this Warrant only with the written consent of Company. After the expiration of the Pre-Registration Period, this Warrant will be exercisable in cash or in kind as determined by the Company in its sole discretion. To the extent that this Warrant is exercised without cash payment, the non-cash portion of the total Exercise Price shall be paid by reducing the number of the shares of Common Stock issuable to the Holder upon such exercise by the number of shares having a fair market value equal to the non-cash portion of the amount of the total Exercise Price for such exercise. Fair market value will be calculated as the weighted average closing price of the Company's common stock for the trailing five day period ending on the Exercise Date. In such instance, no cash or other consideration will be paid by the Holder in connection with such exercise for the shares of Common Stock subject to this provision other than the surrender of the Warrant itself, and no commission or other remuneration will be paid or given by the Holder or the Company in connection with such exercise. If such exercise results in only a partial exercise of this Warrant, then the Company shall deliver to the Holder a new Warrant evidencing the remaining rights under the Warrant, as provided in SECTION 3 above. As used herein, the term "Pre-Registration Period" means the period of time beginning upon the execution of this Warrant and ending upon the earlier of (i) all of the shares of Common Stock underlying this Warrant having been registered pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), or (ii) the expiration of the waiting period under Rule 144 of the Securities Act.

     5. TAXES. The issuance of any Common Stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered Holder hereof, or for any tax in respect of the issuance of such certificate.

     6. TRANSFER. This Warrant is not transferable, in whole or in part, without the Company's written consent, which may be withheld or denied by the Company in its reasonable discretion; PROVIDED, HOWEVER, that such consent shall not be required in the event that Holder desires to transfer this Warrant to any of its affiliates. If the Company so consents or such consent is not required, this Warrant may be transferred as to all or any part of the number of shares of Common Stock purchasable upon its exercise, by the Holder hereof in person or by its duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed. The Company shall deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall at the time of surrender of this Warrant, issue to the transferee a Warrant covering the number of shares of Common Stock transferred and to the transferor a Warrant covering the number of shares not transferred.

     7. CASH IN LIEU OF FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of this Warrant. If the Holder of this Warrant would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a share, the Company shall pay the value of such fractional share within 30 days.

     8. REGISTRATION RIGHTS. The Common Stock into which this Warrant is exercisable is subject to registration rights as provided in that certain Registration Rights Agreement by and
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between Holder and the Company, to be negotiated between the parties within five
(5) days after the date hereof.

     9. RESERVATION OF SHARES. The Company will, at all times prior to the Expiration Date, reserve and keep available such number of authorized shares of its Common Stock, solely for the purpose of issue upon the exercise of the rights represented by this Warrant as herein provided for, as may at any time be issuable upon the exercise of this Warrant.

     10. APPLICABLE LAW. THIS WARRANT SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF DELAWARE.

     11. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the Holder hereof and shall be enforceable by any such Holder. In the event that, with the prior written consent of the Company or if such consent is not required, this Warrant is sold, transferred or assigned, the transferor will give written notice within 15 days following the sale, assignment, or transfer to the Company and in such notice designate the name and address of the transferee.

     12. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

          (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act.

          (b) The Holder understands that this Warrant and the underlying shares have not been registered under the Securities Act of 19333, as amended (the "ACT"), by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

          (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the underlying shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

          (d) The Holder is able to bear the economic risk of the purchase of the underlying shares pursuant to the terms of this Warrant.

          (e) The Holder is an "accredited investor" within the meaning of Regulation D under the Act.

          (f) The Holder understands that the Shares shall be deemed "restricted" securities

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under the Act and may not be resold unless they are registered thereunder and under any applicable state securities law, or in the opinion of counsel, in form and substance satisfactory to the Company, an exemption from such registration is available.

     IN WITNESS WHEREOF, the parties have caused this Warrant to be duly executed and the Company has caused this Warrant to be duly issued.

PROJECT SOFTWARE & DEVELOPMENT, INC.        I2 TECHNOLOGIES, INC.



By:                                         By:
   --------------------------                  --------------------------

Name:                                       Name:
     -------------------------                   ---------------------------
Title:                                      Title:
     -------------------------                    ---------------------------

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                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ________ shares of Common Stock of Project Software & Development, Inc. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to the Holder, whose address is ________________________________, and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

     DATED:  ___________, ______
                                           i2 TECHNOLOGIES, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                  -----------------------------


                                           Address:
                                                   ----------------------------

                                                   ----------------------------

                                                   ----------------------------

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                                 ASSIGNMENT FORM


     FOR VALUE RECEIVED, but subject to the prior written consent of the Company, which may be withheld or denied for any reason, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


                                                     No. of Shares
     Name & Address of Assignee                      Common Stock
     --------------------------                      -------------



and does hereby irrevocably constitute and appoint as Attorney
__________________________ to register such transfer on the books of
_____________________________ maintained for the purpose, with full power of substitution in the premises.

     DATED: ____________, _____.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.